Share-Based Compensation - Disclosure Weighted Average Assumptions and Fair Value of Options (Details)	12 Months Ended
	Dec. 31, 2023 CAD ($) year	Dec. 31, 2022 CAD ($) year	Dec. 31, 2021 CAD ($) year
Disclosure of Share-based Payment Arrangements [Abstract]
Risk-free interest rate	4.10%	3.40%	0.70%
Expected life | year	3.0	3.0	3.0
Expected volatility	72.00%	96.00%	110.50%
Expected dividend yield	0.00%	0.00%	0.00%
Weighted average fair value of options (cad per share) | $	$ 1.12	$ 1.24	$ 1.99